UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                              Washington, DC 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

        Date of Report (Date of earliest event reported): August 25, 2003


                               EP MedSystems, Inc.
        (Exact name of small business issuer as specified in its charter)


                          New Jersey 0-28260 22-3212190
             (State or other jurisdiction (Commission (IRS Employer
               of incorporation) File Number) Identification No.)

                           575 Route 73 N. Building D
                          West Berlin, New Jersey 08091
               (Address of principal executive offices) (Zip Code)


       Registrant's telephone number, including area code: (856) 753-8533


                                 Not Applicable
          (Former name or former address, if changed since last report)


Item 4.  Changes in Registrant's Certifying Accountant

     On August 25, 2003, the Audit Committee of the Board of Directors of EP MedSystems, Inc. (the "Company"), acting on behalf of the Company and the Company's Board of Directors, dismissed PricewaterhouseCoopers LLP ("PwC") as the Company's independent accountant. The decision to change accountants was approved by the audit committee of the Company's board of directors.

     During the two most recent fiscal years ended December 31, 2002 and 2001 and the subsequent interim period through August 25, 2003 (the "Reporting Period"), none of PwC's reports on the Company's financial statements contained an adverse opinion or a disclaimer of opinion, and were not qualified or modified as to uncertainty, audit scope or accounting principle, except for the following: (1) a reference in the PwC report on the 2002 financial statements to the adoption of the provisions of Statement of Financial Accounting Standards No. 142, "Goodwill and Other Intangible Assets", effective January 1, 2002 and
(2) and a reference in the PwC report on the 2001 financial statements to a revision of such financial statements with respect to the valuation allowance related to net operating losses incurred in the State of New Jersey.

     Except as noted in the immediately succeeding paragraph, in connection with its audits for the two most recent fiscal years ended December 31, 2002 and 2001 and through August 25, 2003, there have been no disagreements, with PricewaterhouseCoopers LLP on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements if not resolved to the satisfaction of PricewaterhouseCoopers LLP would have caused them to make reference thereto in their report on the financial statements for such years.

     The Company and PwC had a disagreement with respect to the application of Emerging Issues Task Force ("EITF") Issue No. 00-27, "Application of Issue 98-5 to Certain Convertible Instruments", and EITF 98-5, "Accounting for Convertible Securities with Beneficial Conversion Features or Contingently Adjustable Conversion Ratios" as it relates to the interest charge associated with certain beneficial features and the intrinsic value of embedded conversion options within convertible promissory bridge notes outstanding at December 31, 2002 and converted to equity on January 31, 2003. After discussions between the Audit Committee of the Board of Directors, Management and PwC, the matter was resolved to the satisfaction of PwC. If this matter had not been resolved to the satisfaction of PwC, it would have been referred to in PwC's audit report on the Company's financial statements as of and for the year ended December 31, 2003 if one were to be issued. PwC has been authorized to respond fully to the inquiries of any successor independent accounting firm regarding this disagreement.

     The Company has requested PwC to furnish it a letter addressed to the Securities and Exchange Commission stating whether or not it agrees with the above statements. A copy of that letter, dated September 2, 2003, is filed as an exhibit to this Form 8-K.

     The Company has appointed Grant Thornton LLP as the Company's independent accountant and Grant Thornton's acceptance is subject to the finalization of its standard prospective client evaluation procedures. The change of independent accountant has been approved by the Audit Committee of the Board of Directors.

Item 7.  Financial Statements and Exhibits.

         (c)      Exhibits

                  16 Letter of PricewaterhouseCoopers LLP regarding its concurrence with the disclosure under Item 4 of this Form 8-K.



                                    SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                     EP MEDSYSTEMS, INC.
                                                     Registrant


Date:    August 25, 2003                             By:  /s/ Matthew C. Hill
                                                     Matthew C. Hill
                                                     Chief Financial Officer